SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – April 29, 2010

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24341	54-1865271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Bala Plaza, Suite 300 Bala Cynwyd, Pennsylvania	19004
(Address of Principal Executive Offices)	(Zip Code)

(610) 660-7817

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 29, 2010, the stockholders of Central European Distribution Corporation (the “Company”) approved an amendment to the Company’s Certificate of Incorporation, effective immediately, increasing the number of authorized shares of common stock of the Company from 80 million to 120 million. A copy of the Certificate of Amendment to the Company’s Certificate of Incorporation is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 29, 2010, the Company held its annual meeting of stockholders to (i) elect the eight members of the board of directors, (ii) ratify PricewaterhouseCoopers as the Company’s independent public auditors for the year ending December 31, 2010, and (iii) amend the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 80,000,000 to 120,000,000.

The following is a summary of the voting results for each matter presented to our stockholders:

Proposal 1: Our stockholders elected William V. Carey, David Bailey, N. Scott Fine, Marek Forysiak, Robert P. Koch, William Shanahan, Markus Sieger, and Sergey Kupriyanov to be directors of the Company.

Names	For	Withheld	Abstain	Broker Non-Vote
William V. Carey	46,304,914	960,732	2,999,211	0
David Bailey	45,401,696	1,863,950	2,999,211	0
N. Scott Fine	45,591,521	1,674,125	2,999,211	0
Marek Forysiak	45,462,892	1,802,754	2,999,211	0
Robert P. Koch	45,452,816	1,812,830	2,999,211	0
William Shanahan	45,603,680	1,661,966	2,999,211	0
Markus Sieger	45,424,122	1,841,524	2,999,211	0
Sergey Kupriyanov	45,582,393	1,683,253	2,999,211	0

Proposal 2: Our stockholders ratified the appointment of PriceWaterhouseCoopers as our independent public auditor for the year ending December 31, 2010.

For	Against	Abstain	Broker Non-Vote
50,121,434	79,737	31,402	32,284

Proposal 3: Our stockholders approved the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 80,000,000 to 120,000,000.

For	Against	Abstain	Broker Non-Vote
47,301,500	2,878,936	52,133	32,288

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Company’s Certificate of Incorporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:	/s/ Christopher Biedermann
Christopher Biedermann
Vice President, Chief Financial Officer

Date: April 30, 2010

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Company’s Certificate of Incorporation.